UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2008

ACCESS WORLDWIDE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23489	52-1309227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1820 N. Fort Myer Drive, 4th Floor, Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 292-5210

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Pursuant to the recommendation of the Audit Committee of Access Worldwide Communications, Inc., (the “Company”) and the vote of the Company’s Board of Directors, the Company will voluntarily terminate the registration of its common stock under the Securities and Exchange Act of 1934, as amended.

The Company will file a Form 15 with the Securities and Exchange Commission (the “SEC”) to effect the deregistration of its common stock within thirty days of the date of this notification. Upon the filing of Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K will immediately cease. The Company expects the deregistration to become effective ninety (90) days after filing Form 15 with the SEC.

For more information, see the Company’s press release, dated August 15, 2008 attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated August 15, 2008 announcing the voluntary deregistration of common stock of Access Worldwide Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS WORLDWIDE COMMUNICATIONS, INC.
(Registrant)

Date: August 15, 2008	By	/s/ Mark Wright
Mark Wright
General Counsel, Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 15, 2008 announcing the voluntary deregistration of common stock of Access Worldwide Communications, Inc.

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